SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)           JULY 25, 2001
                                                 -------------------------------



                       INTERNATIONAL FAST FOOD CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     FLORIDA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



       001-11386                                      65-0302338
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(Commission File Number)                   (IRS Employer Identification No.)


                          1000 LINCOLN ROAD, SUITE 200
                           MIAMI BEACH, FLORIDA 33139
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code           (305) 531-5800
                                                   -----------------------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

         Mitchell Rubinson, Chairman of the Board of Directors of International Fast Food Corporation (the "Company"), held a security interest for obligations of $250,000 plus accrued interest in all of the issued and outstanding equity stock of Pizza King Polska ("PKP"), a wholly owned subsidiary of the Company, and certain accounts receivable of the Company. On July 27, 2001, Mr. Rubinson provided written notice of default to the Company, as well as of his intent to foreclose on the PKP stock in a commercially reasonable manner in accordance with Article 9 of the Uniform Commercial Code. A sale of the PKP stock was held on August 27, 2001. The sole bidder at the sale was Mr. Rubinson who bid $50,000 for the PKP stock, reducing the amount owed by the Company to Mr. Rubinson to $200,000.

         As of June 30, 2001, the Company recorded a provision for loss on the sale of the PKP stock in the amount of $902,665, which includes approximately $115,000 to cover the estimated losses of PKP from July 1, 2001 through August 27, 2001. The computation of the loss provision at June 30, 2001, reflected an estimated selling price for the PKP stock of $50,000.

ITEM 5.       OTHER.

         The Company received a demand for payment of all amounts of principal and accrued interest due under (i) the demand promissory note, dated April 2, 2001 issued by the Company to Mitchell Rubinson in the principal amount of $100,000 and (ii) the demand promissory note, dated July 2, 2001 issued by the Company to Mitchell Rubinson in the principal amount of $150,000 (collectively, the "Notes"). The demand notice stated that the Company will be deemed to be in default under the Notes if Mr. Rubinson does not receive payment in full of the amounts due under the Notes by the close of business on July 27, 2001. Upon a default by the Company under the Notes, Mr. Rubinson is entitled to all the rights and remedies set forth in that certain Annex to the Agreement on Transfer of Shares as Collateral, entered into on July 3, 2001, by and between the Company and Mr. Rubinson (the "Transfer Agreement"), including the remedies of a secured party foreclosing on the outstanding capital stock of PKP. Mr. Rubinson is the Chairman of the Board, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and President of the Company.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

         Not Applicable.

(b)      Pro Forma Condensed Financial Information.

         The unaudited condensed financial information has been prepared by the Company based upon assumptions it deemed proper. The unaudited pro-forma condensed financial information presented herein is shown for illustrative purposes only and is not necessarily indicative of the future financial position or results of operations of the Company. The unaudited pro-forma condensed financial information should be read in connection with the historical financial statements and related notes of the Company included in the Company's Form 10-QSB for the six months ended June 30, 2001.


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


         After completion of the transaction described in Item 2, the results of continuing operations of the Company for the six months ended June 30, 2001 and the year ended December 31, 2000, and the financial position of the Company at June 30, 2001, were as follows:

                                                        Six Months
                                                      Ended June 30,      Year 2000
                                                           2001
                                                      --------------    ------------
                                                       (Unaudited)       (Unaudited)

Revenues                                                 $      --      $      --
Cost of goods sold and operating expenses                       --             --
General and administrative                                   570,061      1,304,506
                                                         -----------    -----------
     Operating loss                                         (570,061)    (1,304,506)
Other income (expense), net                                 (185,145)     1,545,347
                                                         -----------    -----------
     Loss from continuing operations                     $  (755,206)   $(2,849,853)
                                                         ===========    ===========

Weighted average common shares outstanding                   644,046        481,042
Basic and diluted loss per common share from
     continuing  operations, after preferred dividends
     requirements of approximately $99,000 and
     $198,000, respectively
                                                         $     (1.33)   $     (6.34)



         RESULTS OF THE DISCONTINUED OPERATIONS OF PKP FOR THE SIX MONTHS ENDED JUNE 30, 2001, AND THE YEAR ENDED DECEMBER 31, 2000, WERE AS FOLLOWS:

                                                    Six Months
                                                   Ended June 30,     Year 2000
                                                       2001
                                                   --------------   -----------
                                                   (Unaudited)      (Unaudited)

Revenues                                           $ 1,572,513      $ 3,314,336
Cost of goods sold and operating expenses            1,734,142        4,243,863
General and administrative                             176,829          470,745
                                                   -----------      -----------
     Operating loss                                   (338,458)      (1,400,272)
Other income (expense), net                             58,823          (27,619)
                                                   -----------      -----------
     Loss from discontinued operations             $  (279,635)     $(1,427,891)
                                                   ===========      ===========



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


                       International Fast Food Corporation

                             Condensed Balance Sheet

                                  June 30, 2001

                                   (Unaudited)

                                     Assets

Cash                                                                $     9,570
Other current assets                                                    350,000
                                                                    -----------
     Total current assets                                               359,570
Other assets, net                                                       158,520
                                                                    -----------
     Total assets                                                   $   518,090
                                                                    ===========

            LIABILITIES AND SHAREHOLDERS' (DEFICIT)

Current liabilities                                                 $ 1,980,660
9% Subordinated Convertible Debentures                                2,756,000
                                                                    -----------
     Total liabilities                                                4,736,660
Total Shareholders' Deficit                                          (4,218,570)
                                                                    -----------
     Total liabilities and Shareholders' Deficit                    $   518,090
                                                                    ===========

         As of June 30, 2001, the following amounts were applicable to the financial position of PKP and have been included in the Company's June 30, 2001, estimated provision for loss on disposition of PKP:

                                                     (Unaudited)
                                                     -----------
                      Current assets                $    262,663
                      Total assets                     2,167,343
                      Current liabilities              1,440,420
                      Net assets of PKP             $    726,923


(c)      Exhibits

10.48 Demand Note dated April 2, 2001 by and between the Company and Mitchell Rubinson, in the principal amount of $100,000.

10.49 Demand Note, dated July 2, 2001 by and between the Company and Mitchell Rubinson, in the principal amount of $150,000.


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        INTERNATIONAL FAST FOOD
                                        CORPORATION



Dated:  September 24, 2001              By: /s/ MITCHELL RUBINSON
                                          --------------------------------------
                                          Mitchell Rubinson
                                          Chairman of the Board, Chief Executive
                                          Officer, Chief Operating Officer and
                                          President of the Company




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